                                                                     EXHIBIT 2.1

                              ELDORADO RESORTS LLC
                               ARTICLES OF MERGER
                               ------------------

     These Articles of Merger are delivered to the Nevada Secretary of State for filing under Nevada Revised Statutes, Section 92A.200.

          1. The name and place of organization and governing law of each constituent entity (a "Constituent Entity") of the merger (the "Merger") are as follows:

               (a) ELDORADO HOTEL ASSOCIATES LIMITED PARTNERSHIP, a Nevada limited partnership (the "Disappearing Constituent Entity")

                    Place of organization:  Nevada

                    Governing law:  Nevada

               (b) ELDORADO RESORTS LLC, a Nevada limited-liability company (the "Surviving Constituent Entity")

                    Place of organization:  Nevada

                    Governing law:  Nevada

          2. A plan of merger (the "Plan of Merger") has been adopted by each Constituent Entity.

          3. Neither Constituent Entity has a parent entity. Accordingly, approval of the Plan of Merger by the owners of any parent entity was not required.

          4. Exceeding the requirements of Nevada Revised Statutes, Section 92A.140, the Plan of Merger was unanimously approved by all general and limited partners of the Disappearing Constituent Entity. Exceeding the requirements of Nevada Revised Statutes, Section 92A.150, the Plan of Merger was unanimously approved by all members of the Surviving Constituent Entity.

          5. The Articles of Organization of the Surviving Constituent Entity will not be amended in connection with the Merger.

          6. The complete executed Plan of Merger is on file at the registered office of the Surviving Constituent Entity located at 345 North Virginia Street, Reno, Nevada 89501.

     IN WITNESS WHEREOF, these Articles of Merger have been executed on this 28th day of June, 1996, by the duly authorized representatives of each Constituent Entity, to be effective as of the date on which these Articles of Merger are filed with the Nevada Secretary of State.

                             The "Disappearing Constituent Entity"

                             ELDORADO HOTEL ASSOCIATES LIMITED PARTNERSHIP, a Nevada limited partnership

                             General Partners:
                             ----------------

                             HOTEL-CASINO MANAGEMENT, INC.,
                             a Nevada corporation


                             By: /s/ Raymond J. Poncia, Jr.
                                 __________________________________
                                 Raymond J. Poncia, Jr.,
                                 President


                             By: /s/ Timothy J. Henderson
                                 __________________________________
                                 Timothy J. Henderson,
                                 Secretary

                             RECREATIONAL ENTERPRISES, INC.,
                             a Nevada corporation


                             By: /s/ Donald L. Carano
                                 __________________________________
                                 Donald L. Carano,
                                 President


                             By: /s/ Glenn T. Carano
                                 __________________________________
                                 Glenn T. Carano,
                                 Secretary

(Signatures to Articles of Merger Continued)

                             The "Surviving Constituent Entity"

                             ELDORADO RESORTS LLC,
                                 a Nevada limited-liability company


                             By: /s/ Donald L. Carano
                                 ____________________________________
                                 Donald L. Carano,
                                 Chief Executive Officer, President
                                      and Presiding Manager



STATE OF NEVADA          )
                         )  ss.
COUNTY OF WASHOE         )

     On this 27th day of June, 1996, personally appeared before the undersigned, a Notary Public, in and for the County of Washoe, State of Nevada, Raymond J. Poncia, Jr. and Timothy J. Henderson, respectively as the President and the Secretary of HOTEL-CASINO MANAGEMENT, INC., a Nevada corporation that is one of two general partners of ELDORADO HOTEL ASSOCIATES LIMITED PARTNERSHIP, a Nevada limited partnership, known to me to be the persons described in and who executed the foregoing instrument freely and voluntarily and for the uses and purposes mentioned.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on the date set forth above.


                              [Signature Appears Here]
                              _____________________________________
                              NOTARY PUBLIC

STATE OF NEVADA          )
                         )  ss.
COUNTY OF WASHOE         )

     On this 28th day of June, 1996, personally appeared before the undersigned, a Notary Public, in and for the County of Washoe, State of Nevada, Donald L. Carano and Glenn T. Carano, respectively as the President and the Secretary of RECREATIONAL ENTERPRISES, INC., a Nevada corporation that is one of two general partners of ELDORADO HOTEL ASSOCIATES LIMITED PARTNERSHIP, a Nevada limited partnership, known to me to be the persons described in and who executed the foregoing instrument freely and voluntarily and for the uses and purposes mentioned.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on the date set forth above.


                              [Signature Appears Here]
                              _____________________________________
                              NOTARY PUBLIC



STATE OF NEVADA          )
                         )  ss.
COUNTY OF WASHOE         )

     On this 27th day of June, 1996, personally appeared before the undersigned, a Notary Public, in and for the County of Washoe, State of Nevada, Donald L. Carano, as the Chief Executive Officer, President and Presiding Manager of ELDORADO RESORTS LLC, a Nevada limited-liability company, known to me to be the person described in and who executed the foregoing instrument freely and voluntarily and for the uses and purposes mentioned.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on the date set forth above.


                              [Signature Appears Here]
                              _____________________________________
                              NOTARY PUBLIC